EXHIBIT 10.4

MANAGED FUTURES PREMIER WARRINGTON L.P.

SUBSCRIPTION DOCUMENTS

Minimum Subscription

Class A Units: $25,000; $10,000 for ERISA/IRA Investors

Class D Units: $5,000,000

May 2015

MANAGED FUTURES PREMIER WARRINGTON L.P.

SUBSCRIPTION INSTRUCTIONS

Any person or entity subscribing (the “Subscriber”) to purchase units of limited partnership interest (the “Units”) of Managed Futures Premier Warrington L.P., a New York limited partnership (the “Partnership”) may do so only by means of the completion, delivery and acceptance of the subscription documents in this package (the “Subscription Documents”) as follows:

•	Completion of the Subscription Documents, which include:

•	Subscriber Information Form: Complete all requested information;

•

Subscription Agreement (the “Subscription Agreement”): Date and sign the signature page. Note that subscriptions by individual retirement accounts (“IRAs”) require the signature of the qualified IRA custodian or trustee of the IRA;

•

U.S. Internal Revenue Service (“IRS”) Form(s) W-8 and/or W-9: If the Subscriber is a U.S. person for U.S. federal income tax purposes, the Subscriber should complete and sign IRS Form(s) W-9 to certify its U.S. Tax Identification Number. If the Subscriber is not a U.S. person, the Subscriber must instead complete the appropriate IRS Form(s) W-8. Please see Annex IV for more information.

•	Delivery of the completed Subscription Documents;

•	Payment for the full amount subscribed (the “Subscription Amount”); and

•	Acceptance of the subscription by Warrington GP, LLC, the Partnership’s general partner (the “General Partner”).

Additional information regarding these Subscription Documents and the subscription process is set out below. All references herein to “dollars” or “$” are to U.S. dollars.

DELIVERY INSTRUCTIONS. Subscription Documents should be delivered at least three days prior to the subscription payment date (unless otherwise agreed by the General Partner) to Apex Fund Services (US) Inc.,1 first via e-mail to parkland@apexfunds.us. Then, originals should follow to the following address:

Apex Fund Services (US) Inc.
25 Broad Street, 2nd Floor
Red Bank, NJ 07701
Tel:	(732) 936-8420
Attention:	Alex Chapman, Managing Director

All Subscription Documents will be returned to the Subscriber if this subscription is not accepted.

[1]	Apex Fund Services (US) Inc. serves as the sub-administrator to the Partnership (the “Sub-Administrator”) and will be responsible for accepting the Subscription Agreements and answering investor questions on the Subscription Documents. Parkland Financial Services, Inc. serves as the administrator to the Partnership (the “Administrator”). Any reference to the Administrator in these subscription instructions shall be construed to include the Sub-Administrator of the Partnership unless the context otherwise requires.

Subscription Instructions

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EVIDENCE OF AUTHORIZATION. The Subscriber (if not a natural person subscribing for his/her own account) may be required to submit the following evidence of authorization:

(1)	Corporation: certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the Subscription Documents.

(2)	Partnership: partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partners.

(3)	Trust: trust agreement or relevant portions thereof showing appointment and authority of trustee(s).

(4)	Employee Benefit Plan (including Individual Retirement Account): certificate of the trustee or an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

Entities may be requested to furnish other or additional documentation evidencing their authority to invest in the Partnership.

SUBSCRIPTION PAYMENTS; CLOSING DATE. Payment for the Subscription Amount (not less than $10,000 for ERISA/IRA investors or $25,000 for all other investors in Class A Units (as defined in the Private Placement Offering Memorandum and Disclosure Document, the “Memorandum”) or $5,000,000 for Class D Units (as defined in the Memorandum)), must be made by wire transfer to an account designated by the General Partner, which shall initially be:

To:	Texas Capital Bank, Dallas, TX 75201
ABA No.:	111017979
F/C/T:	Managed Futures Premier Warrington L.P.
Account No.:	[Insert Account Number]
Reference:	[ Subscriber’s Name ]

Unless otherwise agreed to by the General Partner, the subscription is payable by wire transfer at least three business days prior to the proposed date of subscription.

ACCEPTANCE OF SUBSCRIPTIONS. The acceptance of subscriptions is within the absolute discretion of the General Partner, which may require additional information prior to making a determination. The Subscription Documents are not deemed accepted by the Partnership until a trade confirmation is issued by the Administrator on behalf of the Partnership. The General Partner and/or the Administrator will seek to notify the Subscriber of the acceptance or rejection of the subscription prior to the date of subscription. Neither the Partnership nor the General Partner will be responsible for any lost profits, revenues or damages of any kind due to a delayed acceptance or a rejected Subscription Documents. If the Subscription Documents are rejected, the Partnership will promptly refund (without interest) to the Subscriber any Subscription Amount received by the Partnership.

ADDITIONAL INFORMATION. For additional information concerning subscriptions, prospective investors should contact Alex Chapman (telephone: (732) 936-8420) at the office of the Administrator.

Subscription Instructions

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MANAGED FUTURES PREMIER WARRINGTON L.P.

SUBSCRIBER INFORMATION FORM

THIS SUBSCRIBER INFORMATION FORM IS DIVIDED INTO THREE SECTIONS. ALL SUBSCRIBERS ARE REQUIRED TO COMPLETE SECTION I. SUBSCRIBERS WHO ARE NATURAL PERSONS, INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) OR GRANTOR TRUSTS MUST COMPLETE SECTION II. ALL OTHER SUBSCRIBERS MUST COMPLETE SECTION III.

IF YOU ARE SUBSCRIBING AS A CUSTODIAN OR AN AGENT ON BEHALF OF A BENEFICIAL OWNER, YOU SHOULD COMPLETE THE QUESTIONS BELOW WITH REFERENCE TO THE BENEFICIAL OWNER OF THE UNITS AS THE SUBSCRIBER.

SECTION I. TO BE COMPLETED BY ALL SUBSCRIBERS

1.	Identity of Subscriber

Name(s):	Country of domicile/ Citizenship:

Form of Ownership or Subscriber: Please check all of the boxes that describe the beneficial owner(s) for whose account the Units are being acquired.

☐	Joint (spouses)	☐	Private tax-exempt foundation

☐	Joint (other)	☐	Family partnership or LLC

☐	Personal trust (taxable to grantor)	☐	Tax-exempt endowment

☐	Personal trust (other)	☐	Other tax-exempt organization

☐	Individual retirement account	☐	Employee benefit plan (self-directed)

☐	Fund of funds[2]	☐	Employee benefit plan (trustee directed)

☐	Charitable trust	☐	Business entity (other)

[2]	“Fund of funds” means a private fund that invests 10% or more of its total assets in other pooled investment vehicles, whether or not they are also private funds, or registered investment companies.

Subscriber Information Form

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If “business entity” was checked, please describe the business entity:

2.	Contact Information

Primary Contact for Notices and Communications

Name:

Mailing Address:

Telephone:

Fax:

E-mail:

Permanent Address (if not different from above, write “N/A”)

Name:

Address:

Secondary Contact for Notices and Communications (optional)

Name:

Mailing Address:

Telephone:

Fax:

E-mail:

Note that financial statements and tax returns will be sent to the above address(es).

Subscriber Information Form

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Please set forth below the names of persons authorized by the Subscriber to give and receive instructions between the Partnership and the Subscriber together with their respective signatures. Such persons are the only persons so authorized until further written notice is provided to the General Partner signed by one or more of such persons.

Name	Signature

3.	Remitting Bank or Financial Institution

Except as otherwise agreed by the General Partner, all subscriptions are payable in full by wire transfer of readily available funds to the account of the Partnership at least three business days prior to the proposed date of subscription, unless otherwise agreed by the General Partner. Please identify the bank or other financial institution (the “Wiring Institution”) from which the Subscriber’s funds will be wired. Note that amounts paid to the Subscriber will be paid to the same account from which its subscription funds were originally remitted, or, if the General Partner agrees, to another account in the name of the Subscriber.

Name of Wiring Institution[3]:

Address[4]:

ABA, Chips or SWIFT Number:

Account Name:

Account Number:

For Benefit of:	[ Subscriber’s Name ]

Account Representative:

Telephone:

[3]	Important notice: please instruct the Subscriber’s bank to ensure that the originating account and bank information is available in the wire. The Subscriber’s transaction may be delayed or rejected if this information is not provided.
[4]	If the Wiring Institution is not located in a jurisdiction that is member of the Financial Action Task Force on Money Laundering (the “FATF”), the General Partner may require additional information. For a current list of FATF members see: www.fatf-gafi.org.

Subscriber Information Form

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Is the Subscriber a customer of the Wiring Institution?

☐        Yes         ☐        No

If you responded “No,” please contact the General Partner for additional information that may be required.

4.	Electronic Delivery of Reports and Other Communications

Pursuant to the regulations of the Commodity Futures Trading Commission, the General Partner hereby notifies the Subscriber that it, or the Administrator on its behalf, intends to distribute reports and other communications (including, without limitation, periodic account statements, annual audited statements of operations and changes in net assets of the Partnership, tax information and schedules and annual and other updates of the Partnership’s consumer privacy policies and procedures) electronically, such as by e-mail or by posting on a web site, to the Subscriber. The Subscriber may object to such electronic delivery no later than 10 business days following its completion of these Subscription Documents by notifying the General Partner. Does the Subscriber consent to receive such reports and other communications from the Partnership exclusively in electronic form without separate mailing of paper copies?

☐        Yes         ☐        No

5.	Information Regarding Actual Ownership of the Units

Is the Subscriber subscribing for Units with the intent to sell, distribute or transfer the Units to any other person or persons?

☐        Yes        ☐         No

Is the Subscriber subscribing for Units as agent, nominee, trustee, custodian, partner, or otherwise on behalf of, for the account of or jointly with any other person or entity?

☐        Yes        ☐        No

Will any other person or persons have a beneficial interest in the Units acquired or a right to receive payments, through contract or otherwise, relating to the increase or decrease in value of the Units (other than as a shareholder, partner or other beneficial owner of equity interests in the Subscriber)?

☐        Yes         ☐        No

Does the Subscriber control, or is the Subscriber controlled by or under common control with, any other existing or prospective investor in the Partnership?

☐        Yes        ☐         No

Note: If any of the above questions were answered “Yes,” please provide identifying information or contact the General Partner:

Subscriber Information Form

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6.	Government Entities

Is the Subscriber a government entity5 or an officer, agent or employee thereof acting in his or her official capacity?

☐        Yes         ☐        No

7.	Purchase of Units Using Financing

Is the Subscriber subscribing for the Units using the financing of a third party, such as the proceeds of a loan?

☐        Yes        ☐         No

[5]

A “government entity” is any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government. For purposes of this number (6), a “government entity” includes all state and local governments, their agencies and instrumentalities, and any investment programs, defined benefit plans as defined in Section 414(j) of the Code, state general funds, pools of assets or plans sponsored or established by state and local governments, including all public pension plans and any participant-directed plan or program of a government entity, such as “qualified tuition plans” authorized by Section 529 of the Code and retirement plans authorized by Section 403(b) or 457 of the Code.

Subscriber Information Form

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SECTION II. ADDITIONAL QUESTIONS FOR NATURAL PERSONS, INDIVIDUAL RETIREMENT ACCOUNTS OR GRANTOR TRUSTS

1.	Please indicate the desired type of ownership interest

☐	Individual	☐	Individual Retirement Account
☐	Joint	☐	Grantor Trust

2.	Place of Residence

(a)	Indicate the state where the Subscriber has his/her principal residence:

Note: If the Subscriber is married and lives in a community property state, both the Subscriber and the Subscriber’s spouse must sign the signature page of the Subscription Agreement. Community property states are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington and Wisconsin. Property held by married persons resident in Alaska may also be subject to community property law if the married persons opted into the community property regime.

(b)	Is the Subscriber or trust grantor a United States citizen or permanent resident of the United States?

☐        Yes         ☐        No

3.	U. S. Tax Identification Number (i.e., SSN, EIN and/or ITIN, as applicable):

4.	Joint Subscriptions

If the Subscriber is subscribing with another person, please answer the following questions:

(a)	Please indicate type of ownership interest:

☐	Joint tenants (rights of survivorship)
☐	Tenants in common (no rights of survivorship)

(b)	If the Subscriber is subscribing for Units jointly with another person, please answer the following questions:

(i)	Is the other person a United States citizen or permanent resident of the United States?

☐        Yes         ☐        No

(ii) If the answer to the above question is “Yes,” please provide such other person’s U. S. Tax Identification Number (i.e., SSN, EIN and/or ITIN, as applicable):

Note: Subscribers who are subscribing jointly must provide an IRS Form W-9 or W-8, as applicable, for each of the Subscribers. Please see Annex IV.

Subscriber Information Form

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5.	Individual Retirement Account Investors

(a)	If the Subscriber is subscribing as a trustee or custodian for an individual retirement account, is the Subscriber a qualified IRA custodian or trustee?

☐        Yes         ☐        No

(b)	Name of qualified IRA trustee or custodian:

(c)	Custodian’s or Trustee’s U.S. Tax Identification Number (i.e., SSN, EIN and/or ITIN, as applicable):

6.	Grantor Trust Investors

(a)	Please indicate whether the Subscriber, for U.S. federal income tax purposes, files now or has ever filed a tax or information return as a partnership (including a limited liability company treated as such), as a “grantor” trust or (if the Subscriber is a U.S. corporation) as an “S corporation” under Sections 1361-1379 of the Internal Revenue Code of 1986, as amended (the “Code”).

☐        Yes         ☐        No

(b)	If the answer is “Yes,” will the investment in the Partnership represent more than 50% of the assets of the Subscriber?

☐        Yes         ☐        No

Is a principal purpose of the investment to permit the Partnership to satisfy the 100-partner limitation in U.S. Treasury Regulations Section 1.7704-1(h)(1)(ii)?

☐        Yes        ☐         No

If the answer to both questions in section (b) is “Yes,” please contact the Administrator for additional tax information that is required.

Note: Subscribers that are “grantor trusts” with multiple grantors must provide an IRS Form W-9 or W-8 for each grantor. Please see Annex IV.

Subscriber Information Form

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7.	Additional FATCA Information

Please answer all of the following questions (if inapplicable, please write “N/A”). If the Subscriber is investing together with his/her spouse or with any other joint account holder, please provide answers with respect to each account holder. Any agent, custodian, nominee, trustee or any person otherwise subscribing on behalf of, or for the account of, a beneficial owner should complete the questions below with reference to the beneficial owner. For purposes of these questions, a “legal entity” includes a legal arrangement, such as a trust.

(a)	Country of Birth:

(b)	Citizenship or Nationality (list all):

(c)	Is the Subscriber a “green card” holder?

☐ Yes ☐ No

(d)	Countries of Tax Residence (list all):

(e)	Non-U.S. Tax Identification Number (for each country listed in (b) and (d)):

(f)	If a non-U.S. Tax Identification Number was not issued, please list a functional equivalent (such as a social security or national insurance number, citizen or personal identification number or resident registration number):

Subscriber Information Form

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SECTION III. ADDITIONAL QUESTIONS FOR ENTITIES AND NON-GRANTOR TRUSTS

Please answer all of the following questions (if inapplicable, please write “N/A”). If the Subscriber is investing together with a joint account holder, please provide answers for each account holder. Any agent, custodian, nominee, trustee or any person otherwise investing/subscribing on behalf of, or for the account of, a beneficial owner should complete the questions below with reference to the beneficial owner.

1.	Organizational Data

(a)	Legal form of entity:

(b)	Jurisdiction of organization:

(c)	Year of organization:

(d)	Briefly identify the Subscriber’s primary business:

(e)	Identify the Subscriber’s principal place of business:

(f)	Was the Subscriber organized for the specific purpose of acquiring the Units?

☐        Yes         ☐        No

(g)	Have shareholders, partners or other holders of equity or beneficial interests in the Subscriber been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Subscriber’s investment in the Partnership (i.e., have investors in the Subscriber been permitted to determine whether their capital will form part of the specific capital invested by the Subscriber in the Partnership)?

☐        Yes         ☐        No

2.	Benefit Plan Accounts

(a)	Is the Subscriber (i) an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “plan” subject to Section 4975 of the Code, (iii) an entity that otherwise constitutes a “benefit plan investor” within the meaning of any Department of Labor regulation promulgated under Section 3(42) of ERISA, (a party described in (i), (ii), or (iii), a “Plan”), or (iv) an entity whose underlying assets include “plan assets” for purposes of ERISA by reason of a Plan’s investment in the Subscriber (a “Plan Asset Entity”)?

☐        Yes         ☐        No

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(b)	Is the Subscriber a Plan that is both voluntary and contributory?

☐        Yes        ☐         No

(c)	Have beneficiaries of the Plan been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Plan’s investment in the Partnership (i.e., have beneficiaries of the Plan been permitted to determine whether their capital will form part of the specific capital invested by the Plan in the Partnership)?

☐        Yes         ☐        No

(d)	Is the Subscriber either (1) an insurance company general account the underlying assets of which include “plan assets” for purposes of ERISA or (2) a Plan Asset Entity?

☐        Yes         ☐        No

If the answer is “Yes,” the maximum percentage of the Subscriber constituting “plan assets” will be:

(Note that the Subscriber is obligated to promptly notify the Partnership if this percentage is exceeded).

3.	Regulated Institutions

(a)	Is the Subscriber a regulated institution that is subject to legal or regulatory restrictions or limitations on the nature of its investments (such as a bank or an insurance company)?

☐        Yes         ☐        No

(b)	If the answer is “Yes,” has the Subscriber verified that the proposed subscription is in compliance with applicable laws and regulations?

☐        Yes         ☐        No

4.	Tax Information

(a)	U.S. Tax Identification Number:

Subscriber Information Form

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(b)	Countries of Tax Residence (list all):

(c)	Non-U.S. Tax Identification Number (for each country listed under (b)):

If a non-U.S. Tax Identification Number was not issued, please list a functional equivalent (such as a company registration number or other similar form of identification):

(d)	Does the Subscriber qualify as a “foreign financial institution” under FATCA (as defined in the Subscription Agreement) and the U.S. Treasury Regulations thereunder?

☐        Yes         ☐        No

If “Yes,” please provide all applicable Global Intermediary Identification Numbers (“GIIN”):

(e)	Does the Subscriber qualify as a “passive NFFE” under FATCA and the U.S. Treasury Regulations thereunder?

☐        Yes         ☐        No

If the answer is “Yes,” do one or more individuals who are U.S. citizens, green card holders or tax residents exercise ultimate and effective control over the Subscriber, whether as a director, manager, partner, shareholder, member, settlor, trustee, beneficial owner or in any other capacity?

☐        Yes         ☐        No

Note: If “Yes,” please contact the Administrator and also provide an IRS Form W-9 for each such controlling person. Please see Annex IV.

(f)	Indicate the annual date on which the Subscriber’s taxable year ends for purposes of U.S. federal income tax reporting or information filing purposes:

(g)	Please indicate whether the Subscriber, for U.S. federal income tax purposes, files now or has ever filed a tax or information return as a partnership (including a limited liability company treated as such), as a “grantor” trust or (if the Subscriber is a U.S. corporation) as an “S corporation” under Sections 1361-1379 of the Code.

☐        Yes         ☐        No

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(h)	If the answer is “Yes,” will the investment in the Partnership represent more than 50% of the assets of the Subscriber?

☐        Yes         ☐        No

Is a principal purpose of the investment to permit the Partnership to satisfy the 100-partner limitation in U.S. Treasury Regulations Section 1.7704-1(h)(1)(ii)?

☐        Yes        ☐         No

If the answer to both questions in section (h) is “Yes,” please contact the Administrator for additional tax information that is required.

(i)	Is the Subscriber exempt from U.S. federal income tax (e.g., a qualified employee benefit plan or trust, retirement account, charitable remainder trust, or a charitable foundation or other tax-exempt organization described in Section 501(c)(3) of the Code)?

☐        Yes        ☐        No

5.	Bank Investors

(a)	Is the Subscriber an insured depository institution, as defined in the Federal Deposit Insurance Act, or a company that controls directly or indirectly an insured depository institution?

☐        Yes         ☐        No

(b)	Is the Subscriber treated as a bank holding company for the purposes of Section 8 of the International Banking Act of 1978?

☐        Yes         ☐        No

(c)	Is the Subscriber a direct or indirect subsidiary or affiliate of an entity described in (a) or (b) above?

☐        Yes         ☐        No

Subscriber Information Form

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MANAGED FUTURES PREMIER WARRINGTON L.P.

SUBSCRIPTION AGREEMENT

Managed Futures Premier Warrington L.P.

c/o Warrington GP, LLC

200 Crescent Court, Suite 520

Dallas, TX 75201

Ladies and Gentlemen:

By executing the signature page of this agreement (the “Subscription Agreement”) to invest in Units (as defined below) of Managed Futures Premier Warrington, L.P. and to grant the General Partner (as defined below) a power of attorney, the undersigned (on an individual capacity and on behalf of any co-subscriber, and, if the undersigned is signing on behalf of an entity, on behalf of and with respect to that entity and its shareholders, partners, beneficiaries or members, each referred to herein as the “Subscriber”), represent and warrant to Managed Futures Premier Warrington L.P. (the “Partnership”), Warrington GP, LLC, the Partnership’s general partner (the “General Partner”), Warrington Asset Management LLC, the Partnership’s trading advisor (the “Trading Advisor”) and any of their respective affiliates or delegatees (including, Parkland Financial Services, Inc., the administrator of the Partnership (the “Administrator,” which term shall include Apex Fund Services, Inc., the sub-administrator of the Partnership (the “Sub-Administrator”)); the selling/services agents of the Partnership; and their respective financial advisors), as follows (as used below, the term the “Subscriber” or “it” refers to the individual subscribing for Units for his own beneficial interest and any co-subscriber, as applicable, or if the undersigned is signing on behalf of an investing entity or for any other beneficial owner of the Units, such entity or owner). The Subscriber understands that the Partnership, the General Partner, the Trading Advisor, the Administrator, the selling/services agents and any of their respective affiliates will rely upon all of the Subscriber’s statements and representations, or statements and representations made by the undersigned on behalf of the Subscriber, in this Subscription Agreement and information provided in the subscriber information form (the “Subscriber Information Form”) in deciding whether to allow the Subscriber to invest in the Partnership.

(1) The Subscriber has received and carefully read, understands and agrees to abide by the terms of investment as described in the current Private Placement Offering Memorandum and Disclosure Document of the Partnership (the “Memorandum”) and the Amended and Restated Limited Partnership Agreement, as amended and/or supplemented to date (the “Limited Partnership Agreement”), relating to and describing the terms and conditions of the private placement of units of limited partnership interest (the “Units”). The Subscriber hereby acknowledges that no person is authorized by the Partnership or the General Partner to give any information or to make any statement not contained in the Memorandum or the Limited Partnership Agreement, and that any information or statement not contained in the Memorandum or the Limited Partnership Agreement has not been relied upon or acted upon by the Subscriber in formulating a decision to invest in the Partnership. The Subscriber understands the investment objectives, policies and strategies of, and any strategies that may be pursued by, the Partnership. The Subscriber represents that an investment in the Partnership in the amount subscribed, despite its substantial risk, is suitable and appropriate for it given the Subscriber’s investment objectives and purposes, cash flow requirements, risk tolerance, other holdings and financial situation and needs, and the Subscriber understands that an investment in the Partnership is speculative and may result in the complete loss of the Subscriber’s investment, which the Subscriber can afford. The Subscriber represents that it is in compliance with all federal and state regulatory requirements, including those of the Commodity Futures Trading Commission (the “CFTC”), applicable to this investment. Furthermore, the

Subscription Agreement

Subscriber has carefully reviewed and understands the various risks of an investment in the Partnership, including those summarized under “Risks You Face” and “Conflicts of Interest” in the Memorandum. The Subscriber represents that the Partnership has made available to it, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, the General Partner or its affiliates or representatives (including, the Trading Advisor and the Administrator), concerning the terms and conditions of the offering and other matters pertaining to an investment in the Partnership, and has afforded the Subscriber access to obtain any information, documents, financial statements, records and books (i) relating to the Partnership, its business, the offering and an investment in the Partnership, (ii) necessary to verify the accuracy of any other information, documents, financial statements, records and books furnished in connection with the offering, (iii) necessary to evaluate the merits and risks of an investment in the Partnership and (iv) the General Partner can acquire without unreasonable effort or expense. All materials and information requested by the Subscriber, including any information requested to verify any information furnished, has been made available and has been examined to the Subscriber’s satisfaction.

(2) The Subscriber hereby irrevocably subscribes for Units to be a limited partner of the Partnership (a “limited partner”), subject to the Limited Partnership Agreement, and agrees to contribute in cash (unless otherwise agreed by the General Partner) to the capital of the Partnership, the amount set forth on the signature page of this Subscription Agreement. Such amount shall be payable in full in readily available funds by wire transfer to the bank account of the Partnership at least three business days prior to the proposed date of subscription. Furthermore, the Subscriber understands that this subscription is not binding on the Partnership until accepted by the General Partner, and the subscription may be rejected, in whole or in part, by the General Partner in its absolute discretion. If and to the extent rejected, the Partnership shall, to the extent permitted by law, return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Partnership and the Subscriber shall have no further obligation to each other hereunder. The Subscriber acknowledges and accepts that none of the Partnership, the General Partner, the Trading Advisor, the Administrator nor their respective agents, affiliates or representatives shall be responsible for any lost profit, revenue or damages of any kind due to a delayed acceptance or rejection of a subscription.

(3) The Subscriber understands that the General Partner intends to restrict investment in the Partnership to purchasers who are “accredited investors” as defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The Subscriber hereby represents that it and any other intended beneficial owner of the Units is an “accredited investor” because each such beneficial owner satisfies at least one of the following categories of “accredited investor”:

INDIVIDUAL INVESTORS, IRAS AND GRANTOR TRUSTS THAT ARE NATURAL PERSONS

Please check ALL applicable boxes below. (For the purposes of this section, “I” means the Subscriber if the Subscriber is the intended beneficial owner of the Units or any such intended beneficial owner.)

☐	I am a natural person whose individual net worth (or joint net worth together with my spouse) is in excess of $1,000,000. I understand that the term “net worth” means the excess of total assets at fair market value, excluding the value of my primary residence, over total liabilities. In calculating net worth, I have not included as a liability any indebtedness that is secured by my primary residence other than the amount of such indebtedness in excess of (i) the amount outstanding in the last 60 days preceding the date hereof, unless incurred as a result of the acquisition of such residence, and (ii) the estimated fair market value of such residence.

Subscription Agreement

☐	I am a natural person and have had an annual individual income during the last two full calendar years in excess of $200,000 (or joint income together with my spouse in excess of $300,000 for the last two full calendar years) and reasonably expect to have an annual income in excess of $200,000 (or joint income together with my spouse in excess of $300,000) during the current calendar year.

☐	I am an individual retirement account or a grantor trust and the owner of the individual retirement account or the grantor of the grantor trust is a natural person that meets the requirements described above. (Additional information may be required in connection with a grantor trust’s investment.)

INVESTORS OTHER THAN INDIVIDUALS, INCLUDING TRUSTS, CORPORATIONS OR PARTNERSHIPS

Please check ALL applicable boxes below. The Subscriber (including any intended beneficial owner of the Units) is:

☐	Any federally or state licensed “bank”, as defined in Section 3(a)(2) of the Securities Act, or any “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	Any broker or dealer registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”); any “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	Any “investment company” registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a “business development company” as defined in Section 2(a)(48) of that Act.

☐	Any “small business investment company” licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including an individual retirement account, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, investment decisions are made solely by persons participating in the investment that are accredited investors.

☐	Any private “business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”).

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

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☐	Any personal (non-business) trust, other than an employee benefit trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D.

☐	Any trust that is an accredited investor because it is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors.

☐	Any entity in which all of the equity owners are accredited investors.

(4) Except as disclosed in the accompanying Subscriber Information Form, the Subscriber is acquiring the Units for its own account, as principal, for investment without any contract, undertaking or arrangement with any person or entity to sell, transfer or grant participation rights with respect to any of its Units and not with a view to the resale or distribution of all or any part of such Units.

(5) The Subscriber acknowledges and agrees that any amounts paid to the Subscriber from the Partnership will be paid to the same account from which its subscription funds were originally remitted, or, if the General Partner agrees, to another account in the name of the Subscriber.

(6) Units were not offered to the Subscriber by means of any general solicitation or general advertising by the General Partner or any person acting on its behalf, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine, internet website or similar media or broadcast over television or radio, or (ii) any seminar or meeting to which the Subscriber was invited by any general solicitation or general advertising.

(7) The Subscriber has carefully considered the amount that it is proposing to invest in the Partnership. The subscription amount listed on the signature page, together with any other investments that the Subscriber has made in the Partnership, is either: (i) no more than 10% of the Subscriber’s net worth; or (ii) more than 10% of the Subscriber’s net worth, but (a) the Subscriber has adequate means of providing for its current needs and contingencies, has no need for liquidity of this investment or need to dispose of Units to satisfy an existing or contemplated indebtedness or undertaking, and the Subscriber understands the illiquid nature of an investment in the Partnership and has the financial ability to bear the economic risk of this investment; and (b) the Subscriber acknowledges that meeting the criteria to be permitted to invest in the Partnership in no way implies that such investment is appropriate for the Subscriber.

(8) If the Subscriber is subscribing on its own behalf and is a natural person, the Subscriber represents that it (i) is of legal age to execute this Subscription Agreement, (ii) is legally competent and authorized to execute, deliver and perform this Subscription Agreement, including the power of attorney discussed in the “Power of Attorney and Governing Law” section on page 17, and the Limited Partnership Agreement and (iii) is qualified to become a limited partner in the Partnership.

(9) The Subscriber represents that (i) it is a U.S. resident or a U.S. citizen; or (ii) if the Subscriber is not a U.S. resident or U.S. citizen, the Subscriber agrees to pay or reimburse the General Partner or the Partnership for any taxes, including, but not limited to, withholding tax imposed with respect to the Subscriber’s Units as further discussed below. If the Subscriber is not a U.S. resident or U.S. citizen, please advise the General Partner. The Subscriber understands and acknowledges that, legislation known as the U.S. Foreign Account Tax Compliance Act, Sections 1471 through 1474 of the Code and the U.S. Treasury Regulations thereunder (whether proposed, temporary or final), including any successor provisions, subsequent amendments and administrative guidance promulgated thereunder (or which may be promulgated in the future), any applicable intergovernmental agreement (“IGA”) and related statutes, regulations or rules, and other guidance thereunder, any governmental authority pursuant to the foregoing

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authorities, and any agreement entered into by or with respect to the Partnership (or any of its affiliates) (“FATCA”) and/or any similar automatic tax information exchange arrangements impose or may impose a number of obligations on the Partnership (or any of its affiliates). In this regard:

(i)	The Subscriber acknowledges that the Partnership and its affiliates are required to comply with FATCA and similar automatic tax information arrangements, and that, in order to comply with such requirements and to avoid the imposition of U.S. federal withholding tax, the Partnership, the General Partner and the Partnership’s and the General Partner’s agents and their affiliates, including, but not limited to, the Trading Advisor and the Administrator, may, from time to time, (a) require further information and/or documentation from the Subscriber, which information and/or documentation may (x) include, but will not be limited to, information and/or documentation relating to or concerning the Subscriber, its direct and indirect beneficial owners (if any), any such person’s identity, residence (or jurisdiction of formation) and income tax status, and (y) need to be certified by the Subscriber, or an authorized signatory for such entity Subscriber, as applicable, under penalties of perjury, and (b) provide or disclose any such information and documentation to the U.S. Internal Revenue Service or other governmental agencies of the United States, or to any applicable jurisdiction under the terms of a relevant IGA (including any implementing legislation enacted as a result thereof), and to certain withholding agents.

(ii)	The Subscriber agrees that it shall provide such information and/or documentation concerning itself and its direct and indirect beneficial owners (if any), as and when requested by the Partnership, the General Partner or any of the Partnership’s or the General Partner’s agents, as any such person, in its sole discretion, determines is necessary or advisable for the Partnership (or any of its affiliates) to comply with its obligations under FATCA.

(iii)	The Subscriber agrees to waive any provision of law of any non-U.S. jurisdiction that would, absent a waiver, prevent compliance with FATCA by the Partnership or any affiliate thereof, including, but not limited to, its provision of any requested information and/or documentation.

(iv)	The Subscriber acknowledges that if it does not timely provide and/or update the requested information and/or documentation or waiver (each, a “FATCA Compliance Failure”), as applicable, the Partnership may, at its sole discretion and in addition to all other remedies available at law or in equity, at such time or times redeem all or a portion of the Subscriber’s Units or investment (pursuant to the terms of the Limited Partnership Agreement), prohibit in whole or part the Subscriber from participating in additional investments of the Partnership and/or deduct from the Subscriber’s account and retain amounts sufficient to indemnify and hold harmless the Partnership, the General Partner and any of the Partnership’s agents (including, but not limited to, the Trading Advisor and the Administrator), or any other investor, or any partner, member, shareholder, director, manager, officer, employee, delegate, agent, affiliate, executor, heir, assign, successor or other legal representative of any of the foregoing persons, from any and all withholding taxes, interest, penalties, cost, expenses and other losses or liabilities suffered by any such person or persons on account of a FATCA Compliance Failure; provided that the foregoing indemnity shall be in addition to and supplement any other indemnity provided under this Subscription Agreement.

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(v)	To the extent that the Partnership, the General Partner and any of the Partnership’s agents, or any other subscriber/investor, or any partner, member, shareholder, director, manager, officer, employee, delegate, agent, affiliate, executor, heir, assign, successor or other legal representative of any of the foregoing persons suffers any withholding taxes, interest, penalties and/or other expenses and costs on account of the Subscriber’s FATCA Compliance Failure, (a) the Subscriber shall promptly pay upon demand by or on behalf of the Partnership to the Partnership or, at the Partnership’s direction, to any of the foregoing persons, an amount equal to such withholding taxes, interest, penalties and other expenses and costs, or (b) the Partnership may reduce the amount of the next distribution or distributions which would otherwise have been made to the Subscriber or, if such distributions are not sufficient for that purpose, reduce the proceeds of liquidation otherwise payable to the Subscriber by an amount equal to such withholding taxes, interest, penalties and other expenses and costs.

(vi)	The Subscriber acknowledges that the General Partner, in consultation with the Trading Advisor, will determine in its sole discretion, whether and how to comply with FATCA, and any such determinations shall include, but not be limited to, an assessment of the possible burden to investors, the Partnership, the General Partner and the Administrator of timely collecting information and/or documentation.

(vii)	The Subscriber acknowledges and agrees that it shall have no claim against the Partnership, the General Partner and any of the Partnership’s agents (including, but not limited to, the Trading Advisor and the Administrator), or any other investor, or any partner, member, shareholder, director, manager, officer, employee, delegate, agent, affiliate, executor, heir, assign, successor or other legal representative of any of the foregoing persons, for any damages or liabilities attributable to any FATCA compliance related determinations pursuant to this Section (vii); provided that the foregoing indemnity shall be in addition to and supplement any other indemnity provided under this Subscription Agreement.

(10) The Subscriber acknowledges and agrees that Units in the Partnership will not be issued until such time as the General Partner and/or the Administrator has received and is satisfied with all the information and documentation requested to verify the Subscriber’s identity. Where at the sole discretion of the Partnership, Units are issued prior to the General Partner and/or the Administrator having received all the information and documentation required to verify the Subscriber’s identity, the Subscriber will be prohibited from redeeming any Units so issued, and the Partnership and the Administrator on its behalf reserve the right to refuse to make any redemption payment or distribution to the Subscriber, until such time as the General Partner and/or the Administrator, as applicable, has received and is satisfied with all the information and documentation requested to verify the Subscriber’s identity.

(11) The Subscriber agrees to provide the General Partner and/or the Administrator with any additional tax information or documentation that the General Partner or the Administrator believes is required or will enable it, the Partnership or any subsidiary of the foregoing to comply with or mitigate any of their respective tax reporting, tax withholding and/or tax compliance obligations, or which may arise as a result of a change in law or in the interpretation thereof.

(12) The Subscriber understands that Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) acts as U.S. counsel to the Partnership, the General Partner, the Trading Advisor and their affiliates. The Subscriber also understands that, in connection with this offering of Units and ongoing advice to the Partnership, the General Partner, the Trading Advisor and their affiliates, Akin Gump will not be representing investors in the Partnership, including the Subscriber, and no independent counsel has been

Subscription Agreement

retained to represent investors in the Partnership. In addition, Akin Gump does not undertake to monitor the compliance of the Trading Advisor and its affiliates with the investment program and other guidelines set forth in the Memorandum, nor does Akin Gump monitor compliance with applicable laws. In preparing the Memorandum, Akin Gump relied on information furnished to it by the Partnership and/or the Trading Advisor, and did not investigate or verify the accuracy or completeness of the information set forth therein concerning the Partnership, the General Partner, the Trading Advisor and their affiliates and personnel.

(13) If the undersigned is subscribing in a representative capacity for a Subscriber that is a corporation, partnership, limited liability company, trust or other entity, the undersigned has full power and have been duly authorized by such Subscriber to make this investment and execute, enter into and be bound by this valid Subscription Agreement, including the power of attorney set forth in the “Power of Attorney and Governing Law” section on page 17, on behalf of the Subscriber for which the undersigned is purchasing the Units. The Subscriber represents that it is authorized and qualified to purchase the Units; to enter into and be bound by this Subscription Agreement; to become a limited partner of the Partnership; to make capital contributions to the Partnership; and otherwise to comply with its obligations under the Limited Partnership Agreement. The undersigned further acknowledges that such Subscriber has been duly organized and is validly existing and is in good standing in the jurisdiction of its formation and will, upon request of the General Partner, deliver any documents, including an opinion of counsel to the Subscriber, evidencing the existence of the Subscriber, the legality of an investment in the Partnership and the undersigned’s authority to execute this Subscription Agreement on the Subscriber’s behalf. This Subscription Agreement, including the power of attorney, has been duly executed and delivered on behalf of the Subscriber and is the valid and binding agreement of the Subscriber and is enforceable against such Subscriber in accordance with its terms. In the undersigned’s representative capacity, the undersigned has determined that an investment by the Subscriber in the Partnership (i) is consistent with the investment objectives, (ii) is in the best interests of, and (iii) is within the risk tolerance and cash flow requirements of such Subscriber and will not adversely affect the Subscriber’s overall need for diversification and liquidity. The Subscriber has also satisfied any additional due diligence obligations it may have to its beneficiaries or beneficial owners.

(14) If the Subscriber is subscribing for Units as a record owner in its capacity as agent, representative or nominee on behalf of one or more beneficial owners, it agrees that the representations, warranties and covenants made in this Subscription Agreement are made by it on behalf of itself and the beneficial owner(s).

(15) The purchase of Units hereunder and the compliance by a Subscriber with all of the provisions of this Subscription Agreement and the Limited Partnership Agreement applicable to such Subscriber, and the consummation by such Subscriber of the transactions herein and therein contemplated, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Subscriber is a party or by which such Subscriber is bound or to which any of the property or assets of such Subscriber is subject, nor (ii) will such action result in a violation of (x), if such Subscriber is an entity, the provisions of the organizational documents of such Subscriber or (y) any statute applicable to such Subscriber or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Subscriber or the property of such Subscriber.

(16) If the undersigned is subscribing for joint Subscribers or a Subscriber that is a community property account, the undersigned has full power and authority to purchase Units and enter into and be bound by this Subscription Agreement on behalf of the joint Subscribers or the Subscriber that is a community property account and will execute the signature page with the signatures of both spouses, in the case of a community property account.

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(17) The Subscriber has carefully reviewed and understands the fees and other expenses that are directly and indirectly assessed against the Partnership, as set forth in the “Fees, Compensation, Expenses and Interest Income” section, as well as other sections, of the Memorandum. The Subscriber further acknowledges that the Partnership pays an ongoing selling agent fee (as discussed in the Memorandum) to Robert W. Baird & Co. Incorporated (“Baird”), a selling agent of the Partnership, and any other selling/services agents currently retained or retained in the future, as applicable. Baird and any other such selling/services agents may pay a substantial portion of the ongoing selling agent fee to their affiliated financial advisors and/or private wealth advisors. The Subscriber also understands that the Partnership is subject to conflicts of interest as discussed in the “Conflicts of Interest” section in the Memorandum. The Subscriber hereby consents and agrees to the payment of the fees and other compensation so described to the parties identified as the recipients thereof and to such conflicts. The Subscriber is satisfied that it has received adequate disclosure from the General Partner to enable the Subscriber to understand and evaluate the compensation and other terms of the Limited Partnership Agreement and the risks associated therewith. The Subscriber covenants not to object to or bring any proceedings against the General Partner, the Trading Advisor or any of their respective affiliates or representatives for any such conflicts of interest, provided that such parties comply with the appropriate standard of liability as set forth in the Limited Partnership Agreement or any other relevant controlling agreement. The Subscriber acknowledges and agrees to the terms of the customer agreements with any current and future futures commission merchants and the applicable selling/services agreements with the selling/services agents, and to the payment of any fees as described in the Memorandum.

(18) The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber’s rights, interest or obligations hereunder, is transferable or assignable by the Subscriber. Furthermore, the Subscriber understands that the Units are illiquid, other than through redemption from the Partnership as provided in the Limited Partnership Agreement. The Units have no current secondary market and one is not expected to develop. The Subscriber may be holding such Units for an indefinite period of time and can afford to do so. The Units have not been registered, and the Partnership has no intention or obligation to register them, under the Securities Act or any similar state law, and the Partnership itself is not registered under the Investment Company Act. The Units and any beneficial interest therein cannot be transferred, sold, pledged or assigned, except in certain limited circumstances set forth herein, and only with notice to the General Partner, as set forth in the Limited Partnership Agreement. The Subscriber has no present plan to transfer, sell, assign or pledge its Units and it agrees to notify the General Partner prior to any proposed sale, transfer, distribution or other disposition of the Units or any beneficial interest therein (including, without limitation, by pledge, option, swap or nominee or similar relationship, and further including, without limitation, the offering or listing of any Units on or through any placement agent, intermediary, online service, site, agent or other similar person, service or entity). The Subscriber understands that it must bear the economic risk of its investment in the Partnership for an indeterminable period of time because the offering has not been registered under the Securities Act. The Subscriber further understands that the Units cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and the Partnership has no obligation to assist the Subscriber in obtaining or complying with any exemption from registration. The Subscriber acknowledges that the admission of a transferee as a substituted limited partner requires (i) the consent of the General Partner, which consent may be withheld only for the purpose of preserving the Partnership’s tax status or to avoid adverse legal consequences to the Partnership, and (ii) the execution of a power of attorney, as set forth in this Subscription Agreement. However, the Subscriber agrees that no transfer may be made that results in either the transferee or the transferor holding fewer than three Units. Any transfer or assignment in violation of this Subscription Agreement or the Limited Partnership Agreement shall be null and void ab initio. The Subscriber further acknowledges that the General Partner may in its absolute discretion require any limited partner to redeem all or part of his/her Units, upon 10 days’ notice to such limited partner.

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(19) The Subscriber, or the advisor or consultant relied upon by such Subscriber in reaching a decision to subscribe, has such knowledge and experience in financial, tax and business matters that the Subscriber or such advisor or consultant is capable of evaluating the merits and risks of an investment in the Units (including, the risks set forth in the Memorandum) and is able to make an informed investment decision. The Subscriber has made its own investment decision, including decisions regarding suitability of the investment based on its own judgment or, to the extent the Subscriber has found it necessary in relation to this investment, the Subscriber has been represented by such legal and tax counsel and others it has selected. The Subscriber is not relying on the Partnership, the General Partner, the Trading Advisor or any of their affiliates or representatives with respect to any legal, tax or economic considerations relating to its investment decision and, with respect to the tax aspect of the Subscriber’s investment, the Subscriber is relying upon the advice of its own personal tax advisors and upon its knowledge with respect thereto. The Subscriber further understands that the only disclosures for which the Partnership, the General Partner, the Trading Advisor or any their respective affiliates, as applicable, accepts any responsibility relating to the Subscriber’s investment are those set forth in the Memorandum and the Limited Partnership Agreement.

(20) The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants and confirmations set out herein and agrees that the subscription made hereby, if accepted by the General Partner, will be accepted in reliance thereon. The Subscriber expressly consents to the General Partner, the Trading Advisor and the Administrator accepting and executing any instructions transmitted in written form, facsimile form or by other electronic means in respect of an investment in the Partnership to which this application relates (including, without limitation, redemption requests). If instructions are given by the Subscriber in facsimile form or by other electronic means, the Subscriber undertakes to send the original letter of instructions to the Partnership and the Administrator and hereby agrees to hold harmless and indemnify each of the Indemnified Persons (as defined below), the Administrator and any of its employees and agents against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon such instructions submitted by facsimile or by other electronic means, including e-mail. The Subscriber agrees that each of the Partnership, the General Partner, the Trading Advisor and their respective affiliates, and the partners, managers, officers, directors, members, equity holders, stockholders, other beneficial owners, employees or other applicable representatives of any of the foregoing (collectively, the “Indemnified Persons”), and each of the Administrator and any of its employees and agents, may rely conclusively upon and shall incur no liability (i) in respect of any action taken upon any notice, consent, request, instructions or other instrument believed, in good faith, to be genuine or to be signed by properly authorized persons on the Subscriber’s behalf, including any document transmitted in a manner consistent with the notice section herein, (ii) for adhering to applicable anti-money laundering obligations whether now or hereinafter in effect or (iii) for any loss arising from the non-receipt of any instructions relating to the Subscriber’s Units delivered by facsimile or other electronic means. Each Indemnified Person and each of the Administrator and any of its employees and agents shall be allowed such amount of time to act on and implement any instructions as may be reasonable having regard to their systems and operations and any other circumstances then prevailing and shall not be liable for any loss arising from any delay in acting on any instruction.

(21) The Subscriber agrees to indemnify and hold harmless each of the Indemnified Persons from and against any and all direct and consequential losses, damages, liabilities, costs or expenses (including reasonable costs and attorneys’ and accountants’ fees and disbursements) whether incurred in an action between the parties hereto or otherwise or resulting from any unsuccessful proceeding or other action brought by the Subscriber against any of the foregoing relating to the Partnership or the offering of the Units (collectively, the “Losses”), which any of the Indemnified Persons may incur by reason of or in connection with any representation or warranty made in this Subscription Agreement (or in the

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accompanying Subscriber Information Form) not having been true, correct and complete when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Subscriber Information Form or in any other document provided by the Subscriber to the Partnership. The Subscriber also agrees that it will indemnify and hold harmless each of the Indemnified Persons for any Losses each such entity may incur in connection with the Subscriber’s failure to comply with any applicable law, rule or regulation (including anti-money laundering laws and regulations) having application to such Indemnified Person.

(22) Except as otherwise indicated in the Subscriber Information Form, the Subscriber hereby agrees to receive and accept reports and communications indefinitely from the Partnership, the Administrator and the General Partner exclusively via e-mail to the e-mail address set forth in the Subscriber Information Form unless the Subscriber notifies the General Partner or the Administrator in writing that the Subscriber wishes to receive reports to either another e-mail address, or alternatively, via regular mail in lieu of e-mail. If instructions are given by the Subscriber via e-mail, the Subscriber agrees to indemnify each Indemnified Person and each of the Administrator and any of its employees and agents against any loss of any nature whatsoever arising to any of them as a result of any of them acting upon instructions submitted by facsimile or by other electronic means.

(23) The Subscriber agrees to provide, if requested, any additional information and representations that may reasonably be required to substantiate the Subscriber’s status as an “accredited investor” or to otherwise determine its eligibility to purchase Units, including, but not limited to, (i) financial statements, tax returns, bank and brokerage statements and similar documentation, or (ii) a verification of accredited investor status by a third party verification agent that is acceptable to the General Partner. The Subscriber agrees to provide any additional information and execute any additional documents as may reasonably be required in connection with any subscription, credit facility or other similar borrowing arrangement by the Partnership or any lender named in the credit facility or similar lending arrangement. Furthermore, the Subscriber agrees to give the Partnership prompt written notice in the event that any tax statement, certification, representation, warranty or other information provided by the Subscriber herein or in any document required to be provided under this Subscription Agreement (including, without limitation, any forms W-9 and/or W-8) ceases to be true at any time following the date hereof. For so long as the Subscriber is a limited partner, it hereby agrees to provide any revised or updated information necessary to cause the Subscriber Information Form and the Subscription Agreement to remain true and correct, as soon as practicable upon the Subscriber becoming aware that any such change or revision is necessary, including with respect to its bad actor disqualification representations in number (38) and with respect to any tax statements, certifications, representations, warranties or covenants made hereunder (including, without limitation, any forms W-9 and/or W-8).

(24) The Subscriber consents to the Partnership, the General Partner, the Trading Advisor, the Administrator and each of their respective affiliates sharing with each other, and with any other service provider, governmental authority, self-regulatory organization or any other person (to the extent required by law or deemed, subject to applicable law, by the General Partner to be in the best interest of the Partnership) any information provided by the Subscriber to the Partnership to enable the Partnership, the General Partner, the Trading Advisor, the Administrator and each of their respective affiliates to comply with any laws, rules, regulations and ordinances established by any law or regulatory agency (including any self-regulatory organization) to which the Partnership, the General Partner or the Trading Advisor is subject.

(25) The Subscriber hereby represents and agrees that the name, address, ownership capacity and all other information provided by the Subscriber, or the undersigned on behalf of the Subscriber, in this Subscription Agreement, and in the Subscriber Information Form, relating to its subscription for Units in the Partnership is true, correct, accurate and complete as of the date hereof, and will be relied upon by the

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Partnership and the General Partner for purposes of determining the Subscriber’s eligibility to purchase and own Units in the Partnership. The Subscriber further represents and agrees that all representations, warranties and statements made by the Subscriber, or the undersigned on behalf of the Subscriber, in this Subscription Agreement are correct and complete as of the date of this Subscription Agreement and will be relied upon by the Partnership, the General Partner, the Trading Advisor and their respective affiliates on an ongoing basis. The Subscriber agrees that it will promptly notify the General Partner and furnish revised or corrected information if any representation, warranty or statement in this Subscription Agreement, or any information provided in the Subscriber Information Form, becomes incomplete, untrue, inaccurate, misleading or requires updating at any time, or has undergone any material change.

(26) The Subscriber represents that none of the Subscriber’s subscription funds consist of “Proceeds of Municipal Securities6” or “Municipal Escrow Investments7.”

Additional Representations and Warranties Regarding Anti-money Laundering:

(27) The Subscriber represents and warrants that: it is not (i) a “Prohibited Investor” which includes: (a) an individual, entity or organization that is the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), as amended from time to time, or that is located in, organized under the laws of, a citizen or resident of, or the government of a country or territory that is the subject of comprehensive country sanctions imposed by OFAC, as such sanctions may be updated from time to time; (b) a foreign shell bank8; and (c) a person or entity resident in or whose subscription funds are transferred from or through a jurisdiction identified as non-cooperative9 by the Financial Action Task Force on Money Laundering (“FATF”)10; (ii) a senior foreign

[6]	“Proceeds of Municipal Securities” are any of the following: (i) monies derived by a municipal entity from the sale of municipal securities; (ii) investment income derived from the investment or reinvestment of the monies in (i); (iii) any monies of a municipal entity or obligated person, such as a guarantor, held in funds under legal documents for the municipal securities that are reasonably expected to be used as security or a source of payment for the payment of the debt service on the municipal securities, including, reserves, sinking funds and pledge funds created for such purposes; and (iv) the investment income derived from the investment or reinvestment of monies in such funds. A “municipal entity” is any state, a political subdivision thereof or municipal corporate instrumentality of the above, including (i) any agency, authority or instrumentality of the above, (ii) any plan, program or pool of assets sponsored or established by the above and (iii) any other issuer of municipal securities.
[7]	“Municipal Escrow Investments” are proceeds of municipal securities and any other funds of a political subdivision of a state or municipal corporate instrumentality thereof, including any agent, plan or pool sponsored or established by such subdivision and any other issuer of municipal securities, or obligated person, such as a guarantor, that are deposited in an escrow account to pay the principal of, premium, if any, and interest on one or more issues of municipal securities.
[8]	A “foreign shell bank” is a foreign bank without a physical presence in any country. A “foreign bank” is an organization that (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank. A “physical presence” is a place of business that is maintained by a foreign bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the foreign bank is authorized to conduct banking activities, at which location the foreign bank: (i) employs one or more individuals on a full-time basis, (ii) maintains operating records related to its banking activities and (iii) is subject to inspection by the banking authority that licensed the foreign bank to conduct banking activities. For the purposes of this Subscription Agreement, a “foreign shell bank” does not include a “regulated affiliate,” which is a foreign shell bank that: (i) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the U.S. or a foreign country, as applicable; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.
[9]	A “non-cooperative jurisdiction” is any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. For FATF’s list of non-cooperative countries and territories, see footnote 10.
[10]	The current list of FATF member countries and territories may be found at http://www.fatf-gafi.org.

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political figure11, an immediate family member of a senior foreign political figure12 or a close associate of a senior foreign political figure13 within the meaning of the USA Patriot Act of 200114; or (iii) otherwise in violation of any anti-money laundering laws. The Subscriber also represents and warrants that none of (i) each person controlling or controlled by the Subscriber; (ii) if the Subscriber is a privately held entity, each person holding a senior management position or any beneficial equity interest in the Subscriber; (iii) any person for whom the Subscriber is acting as agent, representative or nominee in connection with this investment; (iv) any direct or indirect holder of any beneficial interest in the Units; nor (v) if the Subscriber is an entity, any related person15, is any of the individuals or entities named in the foregoing sentence; is named on the U.S. Department of the Treasury’s Specially Designated Nationals and Blocked Persons List maintained by OFAC; is a resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns16; will originate subscription funds from, or route them through, an account maintained at a foreign shell bank, offshore bank or a bank organized or chartered under the laws of a non-cooperative jurisdiction; or is otherwise subject to U.S. trade or economic sanctions administered by OFAC.

(28) The Subscriber acknowledges that if, following the date of acceptance of its subscription, the General Partner reasonably believes that the Subscriber is or has become a “Prohibited Investor,” or has otherwise breached the representations and warranties herein as to identity, the Partnership may be obliged to freeze its investment, require the Subscriber to immediately redeem its investment (upon 10 days’ notice) or take such other action as the Partnership considers necessary or is required in accordance with applicable regulations.

(29) If the Subscriber is purchasing the Units as agent, representative or intermediary/nominee, or in any similar capacity for any other person or Subscriber entity, or are otherwise requested to do so by the General Partner, the Subscriber, or the undersigned on behalf of the Subscriber, shall provide its anti-money laundering policies (“AML Policies”) to the General Partner. The Subscriber represents that (i) it is in compliance with such AML Policies, (ii) the AML Policies have been approved by counsel or internal compliance personnel who have been reasonably informed of the legal requirements and best practices for anti-money laundering policies and their implementation, and (iii) the Subscriber has not received a deficiency letter, negative report or any similar determination regarding the AML Policies from independent accountants, internal auditors or some other person responsible for reviewing compliance with the AML Policies.

[11]	A “senior foreign political figure” is defined as a current or former senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a current or former senior official of a major foreign political party, or a current or former senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
[12]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[13]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of a senior foreign political figure.
[14]	The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001).
[15]	With respect to any entity, interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that, in the case of an entity that is a publicly traded company or a qualified plan, the term “related person” shall exclude any interest holder holding less than 5% of any class of securities of such publicly traded company and beneficiaries of such qualified plan. A “publicly traded company” is an entity whose securities are listed on a recognized securities exchange or quoted on an automated quotation system in the U.S. or country other than a non-cooperative jurisdiction or a wholly-owned subsidiary of such an entity. A “qualified plan” is a tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. government entity.
[16]	The Treasury Department’s Financial Crimes Enforcement Network (“FinCEN”) issues advisories regarding countries of primary money laundering concern. FinCEN’s advisories are posted at http://www.fincen.gov/pub_main.html.

Subscription Agreement

(30) The Subscriber acknowledges that the Partnership and the General Partner are subject to legal and regulatory requirements, such as, but not limited to, requirements relating to the prevention of money laundering or market abuses which may, in certain circumstances, require that they obtain the Subscriber’s information to comply with their obligations or with inquiries or orders from regulators and other competent authorities. The Subscriber acknowledges that due to such anti-money laundering requirements operating within their respective jurisdictions, the Partnership, the General Partner, the Trading Advisor and/or the Administrator (as the case may be) may require additional documentation before a subscription application or redemption request can be processed. Please be aware that the Subscriber’s failure to provide, or a delay in providing, any such documentation may result in a delay of the Subscriber’s acceptance to the Partnership, cause the Subscriber’s subscription to be rejected entirely or delay the satisfaction of the Subscriber’s redemption request, as applicable. The General Partner, the Trading Advisor and the Administrator shall be held harmless and indemnified against any loss arising as a result of any such delay or rejection due to the Subscriber’s failure to provide, or delay in providing, any such requested information. Furthermore, the Subscriber agrees to promptly provide any additional documentation or information that the General Partner or the Administrator may request in the future to the extent that the General Partner or the Administrator determines reasonably necessary in order to comply with applicable anti-money laundering laws or policies or any other applicable law, rule, regulation, order and ordinance to which the Partnership is or may be subject.

Additional Representations and Warranties of Investor:

(31) The Subscriber represents and warrants that, except as it may disclose in writing to the General Partner, it is not subject to the Freedom of Information Act (5 U.S.C. Section 552), or any similar open public records laws of any state, county, municipality or foreign government under which it is or may be compelled to disclose to the public any information regarding its investment in the Partnership or confidential information relating to the Partnership, the General Partner, the Trading Advisor or the Administrator.

(32) The Subscriber agrees that the representations and warranties in this Subscription Agreement may be used as a defense in any actions relating to the Partnership or the offering of the Units, and that it is only on the basis of such representations and warranties that the General Partner and the Trading Advisor may be willing to accept the Subscriber’s subscription for Units.

Subscription Agreement

Additional Representations for Investors Other than Individuals Including Trusts, Corporations or Partnerships:

(33) The Subscriber understands and is in compliance with the provisions of the Commodity Exchange Act (the “CEA”) and the rules of the CFTC applicable to an investment in a collective investment vehicle, such as the Partnership, including, without limitation, the commodity pool operator registration requirements. If the Subscriber is an investment fund or other collective investment vehicle, its commodity pool operator must be either (i) registered as such with the CFTC and be a member in good standing with the National Futures Association (“NFA”), or (ii) excluded from the definition of “commodity pool operator,” exempt from such registration (i.e., outside the jurisdiction of the CFTC) or otherwise not required to be registered. The Subscriber represents that it will promptly provide written notice to the General Partner in the event that its responses to the questions below should change while it continues to hold Units in the Partnership. Please answer the questions below, as applicable.

(a) Is the Subscriber an investment fund or other collective investment vehicle17?

☐  Yes   ☐  No (Please check one)

(b) If you answered “YES” to (a) above, is the Subscriber’s commodity pool operator registered with the CFTC?

☐  Yes   ☐  No (Please check one)

(c) If you answered “YES” to (b) above, please identify and provide the NFA identification number for each commodity pool operator:

(d) If you answered “NO” to (b) above, please indicate by checkmark below the exclusion or exemption relied upon by the Subscriber’s commodity pool operator for not registering with the CFTC.

☐	CFTC Rule 4.5[18]

☐	CFTC Rule 4.13(a)(1)

☐	CFTC Rule 4.13(a)(2)

☐	CFTC Rule 4.13(a)(3)

☐	CFTC No-Action Letter 12-37 – Relief for family offices (if you check this box, please provide documentation supporting exemption)

☐	CFTC No-Action Letter 12-38 – Relief for funds-of-funds

☐	Outside of the CFTC’s jurisdiction (i.e., the Subscriber’s commodity pool operator is a non-U.S. entity with no place of business in the U.S., the Subscriber is a non-U.S. entity,

[17]	A collective investment vehicle is any entity, such as a partnership or corporation, in which investors pool funds to invest or trade, directly or indirectly, in securities, commodities, other assets and/or their derivatives, generally under the management of a third party.
[18]	You should check this box if you are an employee benefit plan that has filed to claim non-pool status under CFTC Rule 4.5.

Subscription Agreement

the Subscriber has no U.S. investors and the Subscriber has no funds or other capital contributed from U.S. sources) (if you check this box, please provide supporting documentation)

☐	Other (if you check this box, please explain the basis upon which the Subscriber’s commodity pool operator is not registered with the CFTC and provide supporting documentation, if any)

(e) Please provide the collective investment vehicle’s NFA identification number (if applicable).

P

Additional Representations and Warranties for Employee Benefit Plan and IRA Investors:

(34) If the Subscriber is a “Benefit Plan Investor” (within the meaning of Section 3(42) of ERISA), the undersigned is a fiduciary (within the meaning of ERISA) with respect to the Subscriber and the undersigned is responsible for purchasing the Units (or the fiduciary has reviewed and certifies the representations made hereunder and has signed to that effect on the Additional Representation page attached), and such purchase is in accordance with ERISA requirements and will not constitute a prohibited transaction under ERISA or the Code. The term “Benefit Plan Investor” means (i) an employee benefit plan subject to the provisions of Part 4 of Title I of ERISA, (ii) a plan or individual retirement account subject to Section 4975(e)(1) of the Code, or (iii) an entity whose underlying assets are deemed to include ERISA plan assets by reason of investment in such entity by investors described in clauses (i) and/or (ii). The Subscriber is not a participant-directed defined contribution plan. The undersigned and the Subscriber understand that the General Partner in its sole discretion may limit investments in the Partnership so that less than 25% of the Units of the Partnership are owned by Benefit Plan Investors, and the General Partner may require a Benefit Plan Investor to redeem its interest in the Partnership if such 25% limit would be exceeded.

(35) If the Subscriber is a Benefit Plan Investor, the Subscriber also represents that either (i) or (ii) as follows is true:

(i) neither the General Partner nor any of its affiliates (a) manages any part of the Subscriber’s investment portfolio on a discretionary basis, (b) regularly gives investment advice for a fee with respect to the Subscriber’s assets, or (c) has an agreement or understanding, written or unwritten, with the Subscriber under which it receives information, recommendations or advice concerning investments that are used as a primary basis for the Subscriber’s decisions, or under which the Subscriber receives individualized investment advice concerning its assets; or

(ii) the Subscriber is independent of the General Partner, has studied the Memorandum and has made an independent decision to make the investment solely on the basis of such Memorandum and without reliance on any other information or statements as to the appropriateness of the investment, and neither the General Partner nor its employees or affiliates: (a) has exercised any investment discretion or control with respect to its investment; (b) has authority, responsibility to give or has given individualized investment advice with respect to its investment; or (c) is the employer maintaining or contributing to the Subscriber.

Subscription Agreement

(36) If the Subscriber is a Benefit Plan Investor, it also represents that both (i) and (ii) as follows are true:

(i) the plan’s investment in the Partnership does not violate and is not otherwise inconsistent with the terms of any legal document constituting the plan or any trust agreement thereunder; and

(ii) the Subscriber will, at the request of the Partnership, furnish the Partnership with such information as the Partnership may reasonably require to establish that the purchase of the Units by the plan does not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

(37) If the Subscriber is a benefit plan or retirement account that is not a “Benefit Plan Investor” as defined in number (34) above, such as a governmental plan, a non-U.S. benefit plan or a church plan that is not subject to ERISA, this investment is in accordance with legal requirements applicable to the Subscriber.

Bad Actor Disqualification:

(38) Choose one of the following. Failure to respond will result in the Subscriber’s subscription being rejected.

☐	The Subscriber represents and warrants that it, and if it will not be the sole beneficial owner[19] of its Units, any other person or entity that may be considered a beneficial owner of its Units (the “Beneficial Owners”), is not subject to the “Bad Actor” disqualifications under Rule 506(d) of the Securities Act; that the representations in Annex I are true and correct with respect to the Subscriber, and any Beneficial Owners; that there is no inquiry, investigation, proceeding, arbitration, indictment, charge or action pending against the Subscriber that could result in any of the disqualifying events under Rule 506(d) of the Securities Act (and thereby prevent the Subscriber from making the representations in Annex I); that the Subscriber has no further information to report regarding the representations in Annex I with respect to it or any Beneficial Owners; and, if this Subscription Agreement is being submitted on behalf of an entity, each person (whether an individual or an entity) that controls such entity (whether through ownership of voting securities or otherwise) and qualifies as a Beneficial Owner of such entity represents and warrants to the foregoing. The Subscriber agrees that the foregoing representations and warranties (including the representations in Annex I) shall continue and that, if there is a change in circumstances that would result in a change in the Subscriber’s confirmation of any of the foregoing matters, it will promptly notify the General Partner of such change.

or

☐	The Subscriber cannot confirm all of the representations in Annex I, but it (i) confirms that the Subscriber, and/or any Beneficial Owners, has obtained a waiver from disqualification under Rule 506(d) either (a) from the SEC or (b) from the court or regulatory authority issuing the relevant order, judgment, decree, suspension, limitation, bar, expulsion, injunction or other such disqualification and (ii) agrees to submit information about the relevant disqualifying event and evidence of the waiver to the General Partner together with this Subscription Agreement.

[19]	For purposes of these representations, a “beneficial owner” is interpreted the same way as under Rule 13d-3 of the Exchange Act and means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, under Rule 13d-3 of the Exchange Act, has or shares, or is deemed to have or share: (i) voting power, which includes the power to vote, or to direct the voting of, such security; (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security; and/or (iii) any person that has the right to become a beneficial owner as described in (i) or (ii) within 60 days, including through the exercise of an option, the termination of a contract or otherwise.

Subscription Agreement

If the Subscriber cannot confirm the matters in Annex I, please contact the General Partner with a detailed explanation (including, (i) the date of the order, conviction, bar, suspension, expulsion or injunction, (ii) the nature of the offense or conviction (including whether it is a felony or misdemeanor), (iii) the sentence received, (iv) the court or authority issuing the order or judgment or imposing the bar or suspension and (v) the dates for which the bar, suspension or expulsion is or will be in effect). Failure to respond will result in the Subscriber’s subscription being rejected. If there is a change in circumstances that would result in a change in the Subscriber’s confirmation of any of the foregoing matters, please promptly notify the General Partner of such change.

(39) The Subscriber acknowledges and agrees that to the extent that it cannot confirm the statements in Annex I (whether as of the date of this Subscription Agreement or at any time in the future) and (i) the Subscriber holds, (ii) the Subscriber and any Affiliated Investor(s)20 hold in aggregate, (iii) the Partnership anticipates that the Subscriber will likely hold or (iv) the Partnership anticipates that the Subscriber and any Affiliated Investor (s) will likely hold in aggregate, 20% or more of the Partnership’s outstanding Units (the “20% Threshold”), the Partnership may compulsorily redeem the Subscriber’s Units (upon 10 days’ notice) in an amount such that (i) the Subscriber’s Units or (ii) the Subscriber’s and Affiliated Investor Units, in aggregate, will not equal or exceed the 20% Threshold.

ACCEPTANCE OF THE LIMITED PARTNERSHIP AGREEMENT

The Subscriber agrees that as of the date that its name is entered on the books of the Partnership, it shall become a limited partner of the Partnership. The Subscriber also joins in and agrees to be bound by each and every term of the Limited Partnership Agreement of the Partnership as if it signed that Limited Partnership Agreement. The Subscriber further agrees that it will not be issued a certificate evidencing the Units that it is purchasing, but that the Subscriber will receive a trade confirmation from the Administrator on behalf of the Partnership that indicates its acceptance into the Partnership.

POWER OF ATTORNEY AND GOVERNING LAW

Subject only to the acceptance of this Subscription Agreement by the General Partner, the Subscriber hereby irrevocably constitutes and appoints Warrington GP, LLC, the general partner of the Partnership (in addition to and not by way of limitation of the Power of Attorney, as defined and discussed in the Limited Partnership Agreement), acting through any of its authorized partners, members or officers, as the Subscriber’s true and lawful attorney-in-fact, with full power of substitution and re-substitution, to have full power and authority to act in the Subscriber’s name, place and stead and on its behalf: (i) to do all things necessary to admit the Subscriber as a limited partner of the Partnership; (ii) to admit others as additional or substituted limited partners of the Partnership, so long as such admission is in accordance with the terms of the Limited Partnership Agreement and any amendment thereto; (iii) to

[20]	“Affiliated Investor” means any investor in the Partnership who would be deemed to be a “beneficial owner” (see footnote 19) with respect to the Units held by the Subscriber or would have an indirect beneficial owner in common.

Subscription Agreement

file, prosecute, defend, settle or compromise any and all actions at law or suits in equity for or on behalf of the Partnership in connection with any claim, demand or liability asserted or threatened by or against the Partnership; and (iv) to make, execute, sign, acknowledge, swear to, verify, deliver, file and record on the Subscriber’s behalf and, as necessary, in the appropriate public offices, publish: (a) the Limited Partnership Agreement, the certificate of limited partnership and all amendments thereto permitted by the terms thereof; (b) all instruments that the General Partner deems necessary or appropriate to reflect any amendment, change or modification of the Limited Partnership Agreement or the certificate of limited partnership made in accordance with the terms of the Limited Partnership Agreement; (c) certificates of assumed name; and (d) all other instruments, documents and certificates that the General Partner deems necessary or appropriate for the operation of the Partnership, as contemplated by the Limited Partnership Agreement. The Subscriber agrees to be bound by any representation made by the General Partner or any successor thereto acting in good faith pursuant to this power of attorney.

The Subscriber is aware that the terms of the Limited Partnership Agreement permit certain amendments to the Limited Partnership Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership without the Subscriber’s consent.

The power of attorney granted herein shall be irrevocable and deemed to be a power coupled with an interest and shall survive and not be affected by the Subscriber’s death, incapacity, disability, dissolution, liquidation or termination.

The Subscriber agrees to hold the General Partner harmless from any liability, damages or loss that it sustains from the General Partner’s action or failure to act pursuant to this power of attorney, except to the extent such losses, liability or damages are directly caused by the negligence or misconduct of the General Partner as set forth in the Limited Partnership Agreement.

MISCELLANEOUS

Governing Law. The validity and construction of this Subscription Agreement is governed by, and construed in accordance with, the laws of the State of New York (without regard to any conflict of law principles); provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Subscription Agreement.

ANY ACTION OR PROCEEDING RELATING IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE OPERATION OF THE PARTNERSHIP OR THE OFFERING OF THE UNITS AGAINST THE SUBSCRIBER, THE PARTNERSHIP OR THE GENERAL PARTNER MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE CITY, COUNTY AND STATE OF NEW YORK OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFORE) IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE SUBSCRIBER, THE GENERAL PARTNER AND THE PARTNERSHIP IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH STATE AND FEDERAL COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE SUBSCRIBER, THE GENERAL PARTNER AND THE PARTNERSHIP IRREVOCABLY WAIVE ANY OBJECTION THAT THE SUBSCRIBER OR THEY MAY NOW OR HEREAFTER HAVE TO LAYING THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE CITY, COUNTY AND STATE OF NEW YORK OR IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Subscription Agreement

THE SUBSCRIBER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM AGAINST THE PARTNERSHIP AND THE GENERAL PARTNER RELATING IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE OPERATION OF THE PARTNERSHIP AND THE OFFERING OF THE UNITS.

THE SUBSCRIBER HEREBY AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED IN THE SAME MANNER AS NOTICES ARE GIVEN PURSUANT TO THE NOTICE SECTION BELOW.

Equitable Relief. The Subscriber agrees that the Partnership, the General Partner and their affiliates would be subject to irreparable injury as a result of any breach by the Subscriber of any of the representations, warranties, acknowledgements, covenants or agreements set forth in this Subscription Agreement, and that monetary damages would not be sufficient to compensate or make whole the Partnership, the General Partner and their affiliates for any such breach. Accordingly, the Subscriber agrees that the Partnership and the General Partner, separately or together, shall be entitled to equitable and injunctive relief (in addition to any other remedy to which it may be entitled at law or in equity), on an emergency, temporary, preliminary and/or permanent basis, so as to prevent any such breach, threatened breach or the continuation thereof and shall be entitled to enforce the provisions hereunder without bond or other security being required. The rights and remedies hereunder are cumulative and in addition to any other rights and remedies otherwise available at law or in equity. Nothing herein will be considered an election of remedies or a waiver of the right to pursue any other right or remedy to which a party may be entitled.

Survival; Legal Effect.

(i) The Subscriber agrees that all representations, warranties, agreements, covenants, indemnities, confirmations and tax certifications set forth in this Subscription Agreement shall, in pertinent part, survive the acceptance of this Subscription Agreement, the closing of this subscription, the issuance of Units, the death or legal disability of the Subscriber, any subsequent redemption from the Partnership by the Subscriber and the dissolution of the Partnership. Furthermore, the Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder.

(ii) This Subscription Agreement shall be binding upon the Subscriber to the extent set forth herein prior to acceptance of the Subscriber as a limited partner and, if accepted, on the Subscriber and the General Partner, its affiliates, and shall inure to the benefit of the Subscriber, the General Partner, its affiliates and the Partnership.

Severability. In the event that any provision of this Subscription Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed modified to the minimum extent necessary so that such provision, as so modified, shall no longer be held to be invalid or unenforceable. Any such modification, invalidity, or unenforceability shall be strictly limited both to such provision and to such jurisdiction, and in each case to no other. Furthermore, in the event of any such modification, invalidity or unenforceability, this Subscription Agreement shall be interpreted so as to achieve the intent expressed herein to the greatest extent possible in the jurisdiction in question and otherwise as set forth herein.

Counterparts; Facsimiles and Electronic Copies. The signature pages may be executed in one or more counterparts, together shall constitute the same document. It is the General Partner’s policy to require submission of manually executed, original copies of this Subscription Agreement. The Subscriber should first send a copy via e-mail to the e-mail address listed on the Subscriber Information Form, with the originals to follow to the Administrator’s address also listed on the Subscriber Information Form.

Subscription Agreement

Entire Agreement. This Subscription Agreement, together with the Subscriber Information Form and the Limited Partnership Agreement, constitutes the entire agreement and understanding of the parties hereto relating to the purchase of the Units hereof; supersedes any prior agreements and understandings of the parties relating to such subject matter; and may not be amended except in a writing executed by both parties. The Subscriber hereby agrees that any representation made hereunder will be deemed to be reaffirmed by the Subscriber at any time it makes an additional capital contribution to the Partnership and the act of making such additional contribution will be evidence of such reaffirmation.

No Waiver.

(i) No failure or delay on the part of the Partnership, the General Partner, the Trading Advisor or their respective affiliates in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Failure on the part of the Partnership, the General Partner, the Trading Advisor or their respective affiliates to challenge any act by the Subscriber or to declare it in default with respect to the Partnership, the General Partner, the Trading Advisor or their respective affiliates, irrespective of how long that failure continues, shall not constitute a waiver by the Partnership, the General Partner, the Trading Advisor or their respective affiliates of their rights with respect to that default until the applicable statute of limitations period has run.

(ii) Any waiver granted by the General Partner with respect to any term of this Subscription Agreement hereunder must be in writing, signed by an authorized representative of the General Partner, and shall be valid only in the specific instance in which given.

Confidentiality.

(i) The Subscriber agrees to keep confidential, and not to make any use of (other than for purposes reasonably related to its investment in the Partnership) or disclose to any person (other than disclosure to the Subscriber’s authorized representatives), any information or matter relating to the Partnership, the General Partner, the Trading Advisor and their respective affairs and any information or matter related to any investment of the Partnership, including, without limitation, portfolio positions, valuations, information regarding potential investments, financial information, trade secrets and the like. Notwithstanding the foregoing, the Subscriber may make such disclosure (a) to any direct or indirect holder of beneficial interest in the Units, to the extent required under the terms of the Subscriber’s arrangements with such persons, provided, that the Subscriber will advise such persons of the confidentiality obligations set forth herein and each such person shall agree to be bound by such obligations; (b) after written notice to the General Partner, to correct any false or misleading information that becomes public concerning the Subscriber’s relationship to the Partnership; and (c) as required by law or in response to any governmental agency request or in connection with an examination by any regulatory authorities, provided, that before the Subscriber makes any such disclosure required by law, it will so inform the General Partner and will give the General Partner, to the greatest extent practicable, an opportunity to contest whether such information is required by law to be disclosed. Furthermore, the Subscriber has not reproduced, duplicated or delivered (and will not reproduce, duplicate or deliver) the Memorandum, this Subscription Agreement or any and all other Partnership related documents to any other person, except its professional advisors or as instructed by the Partnership.

(ii) Notwithstanding anything to the contrary contained herein, the Subscriber (and each of its employees, agents or other representatives, as applicable) may disclose to any and all persons, without

Subscription Agreement

limitation of any kind, the tax treatment and tax structure of an investment in the Partnership and all materials of any kind (including opinions or other tax analyses) that are provided in connection with this Subscription Agreement to the Subscriber relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury Regulation Section 1.6011-4); provided, however, that such disclosure shall not include the name (or other identifying information not relevant to the tax structure or tax treatment) of any person and shall not include information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

Notices.

Notice shall be provided in accordance with the Limited Partnership Agreement and shall be sent to the address specified in the Subscriber Information Form or to such other address as the Subscriber designates by written notice received by the General Partner.

RECEIPT OF DOCUMENTATION

The regulations of the CFTC require that the Subscriber be given a copy of the Memorandum, as well as additional documentation consisting of: (i) any required supplements or amendments to the Memorandum, and (ii) the most current monthly account statement (report) for the Partnership. The Subscriber hereby acknowledges receipt of the Memorandum and any such additional documentation.

THIS IS A SPECULATIVE INVESTMENT.

THE SUBSCRIBER COULD LOSE ALL OR SUBSTANTIALLY ALL OF ITS INVESTMENT.

Subscription Agreement

SIGNATURE PAGE

(Complete and sign)

By signing below, the Subscriber (i) confirms that the information contained in the Subscriber Information Form is accurate and complete, (ii) agrees to the terms of the Subscription Agreement and the Limited Partnership Agreement and (iii) requests that the records of the Partnership reflect the Subscriber’s admission as a limited partner.

Dated: , 20	AMOUNT OF SUBSCRIPTION

$

Name of Subscriber’s Spouse	Name of Subscriber
[or Domestic Partner]
(if a natural person and purchasing jointly)

Signature of Spouse	Subscriber’s Signature
[or Domestic Partner]
(if a natural person and purchasing jointly)

Name and title or representative
capacity, if applicable

If the Subscriber is an individual retirement account, Keogh Plan or other self-directed plan, the custodian or trustee of the Subscriber is also required to execute this Subscription Agreement below:

Dated: , 20
Name of custodian or trustee

Signature
Title:

The Subscriber’s subscription is accepted, subject to the provisions of the Subscription Agreement and the Limited Partnership Agreement.

Warrington GP, LLC, General Partner

By:
Name:
Title:

Dated:            , 20

Signature Page

SIGNATURE PAGE

(Complete and sign)

By signing below, the Subscriber (i) confirms that the information contained in the Subscriber Information Form is accurate and complete, (ii) agrees to the terms of the Subscription Agreement and the Limited Partnership Agreement and (iii) requests that the records of the Partnership reflect the Subscriber’s admission as a limited partner.

Dated: , 20	AMOUNT OF SUBSCRIPTION

$

Name of Subscriber’s Spouse	Name of Subscriber
[or Domestic Partner]
(if a natural person and purchasing jointly)

Signature of Spouse	Subscriber’s Signature
[or Domestic Partner]
(if a natural person and purchasing jointly)

Name and title or representative
capacity, if applicable

If the Subscriber is an individual retirement account, Keogh Plan or other self-directed plan, the custodian or trustee of the Subscriber is also required to execute this Subscription Agreement below:

Dated: , 20
Name of custodian or trustee

Signature
Title:

The Subscriber’s subscription is accepted, subject to the provisions of the Subscription Agreement and the Limited Partnership Agreement.

Warrington GP, LLC, General Partner

By:
Name:
Title:

Dated:            , 20

Signature Page

ADDITIONAL REPRESENTATION WITH RESPECT TO

INVESTMENTS BY AN IRA OR SELF-DIRECTED PENSION PLAN

If the Subscriber is an IRA or self-directed pension plan, the individual who established the IRA or the individual who directed the pension plan’s investment in the Partnership, as the case may be, the “Fiduciary”: (i) has directed the custodian or trustee of the Subscriber to execute this Agreement on the line set forth above for Authorized Signatory; and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representation and warranties made by the Subscriber herein.

Name

Signature

Name and Address of Custodian
and Contact Individual:

Account for other Reference Number:

Custodian’s Tax I.D. Number:

Additional Representation

MANAGED FUTURES PREMIER WARRINGTON L.P.

ANNEX I

REPRESENTATIONS RELATED TO BAD ACTOR DISQUALIFICATIONS

Please note that any defined terms used in this Annex I, but not otherwise defined herein, have the meaning as set forth in the Subscription Agreement.

The Subscriber, and any Beneficial Owners, has not, within the last ten (10) years (or five (5) years, in the case of the Partnership’s affiliated issuers), been convicted of a felony or misdemeanor, in the United States, (i) in connection with the purchase or sale of any security, (ii) involving the making of any false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

The Subscriber, and any Beneficial Owners, is not currently subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins it from engaging or continuing to engage in any conduct or practice (i) in connection with the purchase or sale of any security, (ii) involving the making of a false filing with the SEC or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

The Subscriber, and any Beneficial Owners, is not currently subject to a Final Order21 of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the National Credit Union Administration; or the CFTC, that (i) bars the Subscriber from: (a) association with an entity regulated by such commission, authority, agency or officer; (b) engaging in the business of securities, insurance or banking; or (c) engaging in savings association or credit union activities; or (ii) constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within the last ten (10) years.

The Subscriber, and any Beneficial Owners, is not currently subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or 203(f) of the Investment Advisers Act that (i) suspends or revokes the Subscriber’s registration as a broker, dealer, municipal securities dealer or investment adviser, (ii) places limitations on its activities, functions or operations or (iii) bars it from being associated with any entity or from participating in the offering22 of any penny stock.

The Subscriber, and any Beneficial Owners, is not currently subject to any order of the SEC, entered in the last five (5) years, that orders it to cease and desist from committing or causing a violation or future violation of (i) any scienter-based anti-fraud provision of the federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5

[21]	The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d) under the Securities Act pursuant to applicable statutory authority that provides for notice and an opportunity for a hearing and/or constitutes a final disposition or action by that federal or state agency. A Final Order may still be subject to appeal and otherwise meet this definition.
[22]	For purposes of these representations, “participating in the offering” can encompass, but is not limited to, activities such as participation or involvement in due diligence activities related to the offering, involvement in the preparation of disclosure documents and communications with the issuer, prospective investors or other offering participants. Whether activities are considered participating in the offering is a question of fact.

Annex I

AI-1

thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder) or (ii) Section 5 of the Securities Act, or any provision of the federal securities laws that prohibits the sale, or facilitation of the sale, of securities without a registration statement or a valid prospectus.

The Subscriber, and any Beneficial Owners, is not currently suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association, such as the Financial Industry Regulatory Authority, Inc.), for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

The Subscriber, and any Beneficial Owners, has not filed as a registrant or issuer, or has not been named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, (i) within the last five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (ii) is currently the subject of an investigation or a proceeding to determine whether such a stop order or suspension order should be issued.

The Subscriber, and any Beneficial Owners, is not subject to (i) a United States Postal Service false representation order entered into within the last five (5) years, or (ii) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

The Subscriber, and any Beneficial Owners, has not agreed with any other person to act together for the purpose of acquiring, holding, voting or disposing of the Units.

Annex I

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MANAGED FUTURES PREMIER WARRINGTON L.P.

ANNEX II

PRIVACY POLICY

The Partnership takes precautions to maintain the privacy of personal information concerning the Partnership’s current and prospective Subscribers that are natural persons (including IRAs). These precautions include the adoption of certain procedures designed to maintain and secure such Subscribers’ nonpublic personal information from inappropriate disclosure to third parties. Federal regulations require the Partnership to inform Subscribers of this privacy policy.

The Partnership collects nonpublic personal information about its Subscribers from the following sources:

•	Information the Partnership receives from a Subscriber in these Subscription Documents or other related documents or forms;

•	Information about a Subscriber’s transactions with the Partnership, its affiliates, or others, including service providers that are necessary to carry on our everyday business; and

•	Information the Partnership may receive from a consumer reporting agency.

The Partnership does not disclose any nonpublic personal information about its prospective, existing or former Subscribers to anyone, except to service providers, and counterparties that have been advised as to proper handling of the information and otherwise as permitted or required by law and regulation.

The Partnership restricts access to nonpublic personal information about its Subscribers to those employees and agents of the Partnership who have been advised as to the proper handling of such information and who need to know that information in order to provide services to its Subscribers. The Partnership may also disclose such information to its affiliates and to service providers and financial institutions that provide services to the Partnership that are necessary or appropriate for the administration of the Partnership and the effectuation of its transactions or are otherwise permitted by law, such as prime brokers and administrators. The Partnership will require such third party service providers and financial institutions to protect the confidentiality of the Subscribers’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. The Partnership may also disclose nonpublic personal information to regulatory authorities as required or permitted by applicable law. The Partnership maintains physical, electronic, and procedural safeguards that comply with federal standards to safeguard the Subscribers’ nonpublic personal information and which the Partnership believes are adequate to prevent unauthorized disclosure of such information.

The Partnership does not otherwise provide information about current, former and prospective individual Subscribers to outside firms, organizations or individuals except at the Subscriber’s request or to attorneys, accountants and auditors of any current, former and prospective individual Subscriber.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PRIVACY POLICY, PLEASE CONTACT ALEX CHAPMAN (TELEPHONE: (732) 936-8420) AT THE OFFICE OF THE ADMINISTRATOR.

Annex II

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MANAGED FUTURES PREMIER WARRINGTON L.P.

ANNEX III

FORM OF ADDITIONAL SUBSCRIPTION

Managed Futures Premier Warrington L.P.

c/o Warrington GP, LLC

200 Crescent Court, Suite 520

Dallas, TX 75201

Ladies and Gentlemen:

The undersigned holds a limited partner interest in Managed Futures Premier Warrington L.P., a New York limited partnership (the “Partnership”) and hereby subscribes for additional Units in the amount set forth on the signature page hereto. Capitalized terms not otherwise defined herein are used herein as defined in the current Private Placement Offering Memorandum and Disclosure Document of the Partnership (the “Memorandum”), as amended and/or supplemented, and if not defined therein, in the subscription documents relating to the initial subscription of the undersigned (the “Subscription Documents”).

As a condition to acceptance hereof by the General Partner, the undersigned hereby confirms that (i) the representations, warranties and covenants made by the undersigned to the Partnership’s general partner in the Subscription Agreement contained in the Subscription Documents are true and correct as of the date hereof and are hereby repeated, (ii) the information set forth in the Subscriber Information Form contained in the Subscription Documents is accurate and complete as of the date hereof, (iii) any background information provided to the General Partner is true and correct in all material respects as of the date hereof, (iv) the funds being remitted in connection with this additional subscription will originate from the Wiring Institution (as defined in the Subscription Documents) from which the undersigned’s funds were wired in connection with its initial subscription, the details of which are accurately and completely disclosed in the Subscription Documents and (v) the undersigned continues to be a customer of such Wiring Institution. The undersigned agrees (i) to be bound by all the provisions of the Subscription Documents with respect to the additional subscription made hereunder (including but not limited to any indemnification obligations) and (ii) that the Subscription Documents as supplemented hereby shall continue in full force and effect.

The acceptance of additional subscriptions is within the absolute discretion of the General Partner, which may require additional information prior to making a determination. The General Partner will notify the undersigned of its acceptance or rejection of the additional subscription and neither the Partnership nor the General Partner will be responsible for any lost profits, revenue or damage of any kind due to a delayed acceptance or a rejected additional subscription. If the additional subscription is rejected, the Partnership will promptly refund (without interest) to the Subscriber any additional subscription payments received by the Partnership.

[SIGNATURE PAGE FOLLOWS]

Form of Additional Subscription

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SIGNATURE PAGE

For Additional Subscription

(Complete and sign)

AMOUNT OF ADDITIONAL SUBSCRIPTION:

$
(Subscriber please enter additional Subscription Amount)

Dated: , 20

Name of Subscriber’s Spouse	Name of Subscriber
[or Domestic Partner]
(if a natural person and purchasing jointly)

Signature of Spouse	Subscriber’s Signature
[or Domestic Partner]
(if a natural person and purchasing jointly)

Name and title or representative
capacity, if applicable

If the Subscriber is an individual retirement account, Keogh Plan or other self-directed plan, the custodian or trustee of the Subscriber is also required to execute this Agreement below:

Dated: , 20
Name of custodian or trustee

Signature
Title:

The Subscriber’s subscription is accepted, subject to the provisions of the Subscription Agreement and the Partnership Agreement.

Warrington GP, LLC, General Partner

By:
Name:
Title:

Dated:            , 20

Form of Additional Subscription

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SIGNATURE PAGE

For Additional Subscription

(Complete and sign)

AMOUNT OF ADDITIONAL SUBSCRIPTION:

$
(Subscriber please enter additional Subscription Amount)

Dated: , 20

Name of Subscriber’s Spouse	Name of Subscriber
[or Domestic Partner]
(if a natural person and purchasing jointly)

Signature of Spouse	Subscriber’s Signature
[or Domestic Partner]
(if a natural person and purchasing jointly)

Name and title or representative
capacity, if applicable

If the Subscriber is an individual retirement account, Keogh Plan or other self-directed plan, the custodian or trustee of the Subscriber is also required to execute this Agreement below:

Dated: , 20
Name of custodian or trustee

Signature
Title:

The Subscriber’s subscription is accepted, subject to the provisions of the Subscription Agreement and the Partnership Agreement.

Warrington GP, LLC, General Partner

By:
Name:
Title:

Dated:            , 20

Form of Additional Subscription

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MANAGED FUTURES PREMIER WARRINGTON L.P.

ANNEX IV

IRS WITHHOLDING TAX FORMS

Anyone subscribing for Units in the Partnership is required to submit appropriate tax certifications under penalties of perjury. With respect to Subscribers purchasing Units as either joint tenants with right of survivorship or tenants-in-common, please note that each individual must sign and complete the appropriate U.S. Internal Revenue Service (“IRS”) Form. Subscribers that are grantors of a “grantor trust,” and “grantor trusts” with multiple grantors, must provide appropriate tax forms for each grantor.

Please carefully review the instructions accompanying the IRS Form that the Subscriber is completing. The Partnership will not consider an IRS Form complete unless the Subscriber has submitted all statements, certifications or other documents required by the applicable IRS Form. Please note that Subscribers may be required to provide updated tax forms (and certain other information from time to time, including, without limitation, pursuant to FATCA).

The most current versions of all the IRS Forms and their instructions are located at the websites listed below. Subscribers should consult their own tax advisors about which form(s) to complete.

IRS Form W-9 and Instructions

http://www.irs.gov/pub/irs-pdf/fw9.pdf

http://www.irs.gov/pub/irs-pdf/iw9.pdf

IRS Form W-8BEN-E and Instructions

http://www.irs.gov/pub/irs-pdf/fw8bene.pdf

http://www.irs.gov/pub/irs-pdf/iw8bene.pdf

IRS Form W-8BEN and Instructions

http://www.irs.gov/pub/irs-pdf/fw8ben.pdf

http://www.irs.gov/pub/irs-pdf/iw8ben.pdf

IRS Form W-8ECI and Instructions

http://www.irs.gov/pub/irs-pdf/fw8eci.pdf

http://www.irs.gov/pub/irs-pdf/iw8eci.pdf

IRS Form W-8EXP and Instructions

http://www.irs.gov/pub/irs-pdf/fw8exp.pdf

http://www.irs.gov/pub/irs-pdf/iw8exp.pdf

IRS Form W-8IMY and Instructions

http://www.irs.gov/pub/irs-pdf/fw8imy.pdf

http://www.irs.gov/pub/irs-pdf/iw8imy.pdf

IRS Withholding Tax Forms

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